PHOENIX-SENECA FUNDS
                           PHOENIX-SENECA GROWTH FUND
             Supplement dated September 15, 1999 to Prospectus dated
                 January 28, 1999, as supplemented July 6, 1999

         On August 26, 1999, the Board of Trustees of Phoenix-Seneca Funds (the "Trust") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") relating to the proposed combination of the Phoenix-Seneca Growth Fund of the Trust and the Phoenix-Seneca Equity Opportunities Fund of the Phoenix Strategic Equity Series Fund.

         Pursuant to the Agreement, the Growth Fund will transfer all or substantially all of its assets to the Equity Opportunities Fund in exchange for shares of the Equity Opportunities Fund and the assumption by the Equity Opportunities Fund of all liabilities of the Growth Fund. Following the exchange, the Growth Fund will distribute the shares of the Equity Opportunities Fund to its shareholders pro rata, in liquidation of the Growth Fund. The Equity Opportunities Fund will be renamed "Phoenix-Seneca Growth Fund" at the time the combination of funds is effected. The effectiveness of these transactions is subject to the satisfaction of a number of conditions, including approval by shareholders of the Growth Fund. It is currently anticipated that these matters will be submitted for a vote at a meeting of shareholders to be held in November 1999.

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.


PXP 2069/GF (9/99)